Matthew F. Hilzinger Chief Financial Officer Morgan Stanley Global Electricity & Energy Conference April 3, 2008 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in
(a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary
Data: Note 19; and (2) other factors discussed in filings with the Securities and Exchange
Commission by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison
Company, and PECO Energy Company (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.
None of the Companies undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the Companies. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

Key Messages
• 2007 was exceptional – financially and operationally
• Platform for continued strong performance in 2008 and beyond
• Substantial incremental cash flow and balance sheet capacity over next five years
• Executing on Value Return Policy
• Generation benefiting from continued improvements in market fundamentals
• ComEd progressing constructively on distribution case
• Fully engaged in Harrisburg discussion
• Poised to launch low-carbon strategy
• Well positioned for current economic environment

Exelon Is Uniquely Positioned for
Sustainable Value Creation – 12/07 View
PECO
ExGen
2007
2011
ExGen
ComEd
Major Driver:
End of below-market contract in PA
7.85
PJM W-Hub Implied Heat Rate
(mmBtu/MWh)
(2)
6.20 NI-Hub Implied Heat Rate
(mmBtu/MWh)
(2)
49.75
Coal (NAPP 3.0) ($/ton)
8.00
Henry Hub Gas Price ($/mmBtu)
2011 Assumptions Used for 12/07 Presentation
~$650M +/- 0.5 mmBtu/MWh ATC Heat Rate
~$500M
~$150M
+/- $1/mmBtu Gas Price
+/- $15/ton Coal Price (NAPP 3.0)
(Pre -Tax Impact)
2011 Sensitivities - Current
(3)
(1) As published at Exelon’s 12/19/07 investor conference based upon 7/31/07 observable market prices. No assumption for carbon has been made for 2011.
(2) Implied heat rate = Assumed ATC price ($/MWh) / Assumed Henry Hub Gas Price ($/mmBtu)
(3) Sensitivities are derived by changing one assumption at a time while holding all else constant.  Due to correlation of the various assumptions, the pre-tax earnings impact calculated by aggregating individual sensitivities may not be equal to the pre-tax earnings impact calculated when correlations between the various assumptions are also considered.
Operating EPS Guidance:
$4.15 – $4.30

Exelon Generation

Henry Hub ($/MMBtu)

NAPP - 3.0 ($/ton)

MMBtu/MWh

5

5.5
6
6.5
7
7.5
8
8.5
9
2008 2009 2010 2011 2012
45
50
55
60
65
70
75
80
85
90
2008 2009 2010 2011 2012
Positively Exposed to Market Dynamics
7
7.5
8
8.5
9
9.5
10
2008 2009 2010 2011 2012
Henry Hub Gas Price Coal Prices
2011 Capacity Prices
As of 3/27/08
12/07 Investor
Conference
12/07 Investor
Conference
As of 3/27/08
~$100M 11,000 $150 $175 MAAC
(1) Assumes RPM results for 2011/2012 are the same as 2010/2011 results.
Price Assumptions
Est. Pre-Tax
Impact (1)
Capacity
(MWs)
12/07
($/MW-day)
Current
($/MW-day)
Rest of
Market ~$350M 12,700 $100 $175
Improving market fundamentals since our December Investor Conference point to additional upside in 2011
Implied ATC Heat Rates
PJM West – As of
3/27/08
PJM West - 12/07
Investor
Conference
Ni-Hub – As of
3/27/08
Ni-Hub - 12/07
Investor
Conference

ComEd – Rate Case Summary
• ComEd and ICC Staff are in virtual agreement with respect to proper capital structure ~45% equity
• Relatively small difference between ComEd’s requested ROE (10.75%)
and Staff’s recommendation (10.30%)
• ComEd and ICC Staff are much closer on administrative and general
(A&G) expenses than in the last rate case
• Seeking to reduce regulatory lag by including pro forma capital additions in rate base and pursuing more timely recovery of costs through riders
• About 60% of difference between ComEd’s total revenue requirement and
Staff’s recommendation relates to “timing” of recovery for 2007 and 2008 capital additions
• ALJ Order expected:  July 2008
• Final ICC Order expected:  September 2008

ComEd - Interim Procurement Process
ComEd procured ~14% of its energy needs for June 2008 through
May 2009 through the procurement of 24 block products for on-peak and off-peak energy
The staggered roll-off of the auction contracts and the financial swap have mitigated the rate impact for ComEd residential customers to ~2.5%
0%
33%
67%
100%
Auction Contracts
Financial Swap
Future
Procurement
by Illinois
Power Agency
3/08
RFP
Jun 2007 Jun 2008 Jun 2009 Jun 2010 Jun 2011 Jun 2012 Jun 2013
NOTE: For illustrative purposes
only.  Assumes constant load profile
each year.

Pennsylvania Snapshot
• Governor Rendell’s “Energy Independence Strategy”,
introduced in February 2007, continues to be focus of
legislative activity.
Legislation aimed at reducing energy costs, increasing
clean energy resources, reducing reliance on foreign
fuels, expanding energy production in PA
Comprehensive bills dealing with procurement and
rate mitigation remain in committee
Modest action on other key bills: Energy Fund bills
passed in House and Senate; House passed an
Efficiency/Demand-side Response bill.
• Special Session on Energy runs concurrent with Regular
Session which continues thru November 2008.
Current State of Play
• Governor continues to press for “Energy Independence
Fund” and measures to mitigate energy prices
• Legislators concerned with cost of Governor's initiatives, no new taxes
• Rate freeze bill being considered in House, but little
momentum
• Industry coalition working together to develop a
comprehensive package
Positions of Stakeholders
• Stakeholder outreach
• Working with industry coalition
• Negotiating legislative proposals with
Administration and legislative leadership
on key provisions:
Procurement rules
Rate increase phase-in/deferral
Smart meters and real time pricing
Energy efficiency and demand-side
management programs
• Participating directly or through industry
associations in legislative hearings and
informational meetings
PECO Actions

Protect Today’s Value
• Deliver superior operating performance
– Assure safety at all times
– Keep the lights on
– Maintain nuclear excellence
– Enhance environmental performance
• Advance competitive markets
– Build economic new generation
– Provide reliable, affordable, low-carbon
products to customers
– Support the continued improvement of
organized competitive wholesale markets
• Protect the value of our generation
– Adapt the generation portfolio to a changing
marketplace
– Hedge market risk appropriately
• Build healthy, self-sustaining delivery
companies
– Pursue fair regulatory treatment and restored
financial health for ComEd
– Manage PECO’s 2011 transition to market
Grow Long-Term Value
• Drive the organization to the next level of
performance
– Continuously improve productivity
– Insist on accountability for results and
values
– Foster positive employee relations
– Acquire, develop and retain key and diverse
talent
• Set the industry standard for low carbon
energy generation and delivery through
reductions, displacement and offsets
– Aggressively pursue cost effective energy
efficiency and demand response
– Develop and deploy reliable and affordable
gas-fired and renewable generation
– Increase nuclear production
– Become a model of green operations
• Pursue and rigorously evaluate new growth
opportunities
+
Exelon’s Strategic Direction

Sustainable Value
• Continued strong financial and operating performance, and long-
term earnings growth driven by unregulated generation
• Largest, lowest-cost nuclear fleet in competitive markets
• Executing regulatory recovery plan to put ComEd on a path toward appropriate returns and solid credit metrics
• Managing transition to competitive markets in Pennsylvania
• Increasingly strong cash flows and balance sheet
• Implementing Value Return Policy
Exelon is uniquely positioned to create sustainable value

11 Appendix

ComEd – Rate Case Summary
Comparison of ComEd revenue request to ICC Staff recommendation:
(26) 333 359 Depreciation and Amortization
(156) 5,706 7,071 Total Rate Base
(130) 358 1,498 Pro Forma Adjustments
($26) $5,348 $5,573 2006 Test Year
($249) Total
(16) 640 657 Other O&M Expenses
(26) 315 341 A&G Expenses
(25)
10.30% ROE /
45.04% Equity
10.75% ROE /
45.11% Equity ROE/Cap Structure
Rate Base:
Impact on
Revenue
Increase ICC Staff
ComEd
Request ($ in millions)

ComEd Interim Procurement Results
Off-Peak On-Peak
49.32 720 79.76 1,000 January 2009
250
190
370
600
710
460
290
470
840
960
630
MWs
(1)
42.99
44.64
44.60
48.99
44.28
44.31
43.70
42.65
47.46
47.46
$42.15
Avg. Price
(2)
76.15 650 March 2009
74.71 1,000 December 2008
75.70 520 May 2009
77.50 450 April 2009
79.72 860 February 2009
74.89 750 November 2008
76.01 620 October 2008
76.80 870 September 2008
94.64 1,450 August 2008
94.92 1,640 July 2008
$81.13 1,060 June 2008
Avg. Price
(2)
MWs
(1)
(1) MWs solicited.
(2) Weighted average of the winning bid prices (in $/MWh) for each contract type and each contract term.

2.63 2.63
0.48 0.48
2.41
6.00
10.59
PECO Average Electric Rates
(1) System Average Rates based upon Restructuring Settlement Rate Caps on Energy and Capacity increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost
Adjustment.  System Average Rates also adjusted for sales mix based on current sales forecast.  Assumes continuation of current
Transmission and Distribution Rates.
2011 2008 – 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
11.52¢ (1)
Unit Rates (¢/kWh)
Electric Restructuring
Settlement
+19%
13.70¢
Assumptions
Projected Rate Increase Based on
Average PPL Procurement  Results
(Illustrative)
2011 default service rate will reflect
associated full requirements costs and
be acquired through multiple
procurements
Using the average results of completed
PPL procurements for 2010 and
assuming a 50/50 weighting of
Residential and Small C&I customers
produces a proxy of 10.59¢/kWh. This
will result in a system average rate
increase of ~19%
PECO’s 2011 full requirements price
expected to differ from PPL due, in part,
to the timing of the procurement (2011
vs. 2010) and locational differences
Rates will vary by customer class and
may be impacted by legislation and
procurement model
Residential Small C&I
Round 1, 7/2007 $101.77 $105.11
Round 2, 10/2007 $105.08 $105.75
Round 3, 3/2008 $108.80 $108.76
Average $105.22 $106.54
PPL Procurement Results ($/MWh)

Pennsylvania Legislative Update
• More than 100 bills have been introduced since Governor Rendell launched his Energy
Independence Initiative in February 2007.
• H.B. 2200 - Energy Efficiency (EE), Demand Response (DR) & Smart Meters:
– Passed by House on 2/20/08
– Establishes Program Administrator to oversee development and execution of a state-wide program delivered to customers by network of 3 -party service providers
– EE target of 1% reduction off of forecasted total deliveries by 2011 and 2.5% by 2013
– DR target of 4% reduction in peak load by 2013
– Cost cap set at 2% of total annual revenues
– Full deployment of Smart Meters over 10 years
• H.B. 2201 - Comprehensive Energy Bill:
– In Committee
– Directs distribution companies to procure power using a portfolio approach, including long-term, short-term and spot market purchases
– Portfolio may include up to 20% long-term, but limit excludes long-term AEPS purchases and PAPUC may waive limit and PAPUC may direct specific purchases
– All customers can opt to phase-in increases early and/or over 3 years after caps expire.
– Distribution companies must limit initial phase-in to a maximum 15% annual increase over 2010 rates during the 3-years.  May recover deferrals over additional 3 years
– Full deployment of Smart Meters over 10 years, with voluntary time-of-use or real-time pricing rates
• H.B. 0001 - Special Session House Bill 1:
– Passed by House on 3/11/08
– Establishes an $850 million bond fund through existing gross receipts tax to create a Clean Energy Program
– Promotes low-pollution, state-based energy generation and investment to reduce the Pennsylvania’s dependence on Middle East oil and other foreign energy sources rd

(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS.
(0.01) - - - (0.01) Settlement of a tax matter at Generation related to Sithe
(0.04) (0.08) - - 0.04 Non-cash deferred tax items
(0.14) (0.14) - - - Investments in synthetic fuel-producing facilities
0.41 - - 0.03 0.38 2007 Illinois electric rate settlement
(0.19) - - - (0.19) Termination of State Line PPA
0.11 - - - 0.11 Georgia Power tolling agreement
Exelon Other
(1)
PECO
(1)
ComEd
(1)
ExGen
(1)
$4.32 $(0.18) $0.75 $0.30 $3.45 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.01) - - - (0.01) Sale of Generation's investments in TEG and TEP
0.02 - - 0.02 - City of Chicago settlement
(0.03) - - - (0.03) Nuclear decommissioning obligation reduction
0.15 - - - 0.15 Mark-to-market adjustments from economic hedging activities
$4.05 $0.04 $0.75 $0.25 $3.01 2007 GAAP Earnings Per Share
GAAP EPS Reconciliation
Year Ended December 31, 2007

Exelon Investor Relations Contacts
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should be directed to:
Exelon Investor Relations
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Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
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added to our email distribution list
please contact:
Felicia McGowan, Executive Admin
Coordinator
312-394-4069
Felicia.McGowan@ExelonCorp.com
Investor Relations Contacts:
Chaka Patterson, Vice President
312-394-7234
Chaka.Patterson@ExelonCorp.com
Karie Anderson, Director
312-394-4255
Karie.Anderson@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com
Len Epelbaum, Principal Analyst
312-394-7356
Len.Epelbaum@ExelonCorp.com